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Exhibit 10.210

CREDIT SUCCESSION AGREEMENT

        This CREDIT SUCCESSION AGREEMENT (this "Agreement"), dated as of September 27, 2004, is entered into by and among:

          (i)  Jacob Y. Terner, M.D. ("Terner"),

         (ii)  Prospect Medical Holdings, Inc., a Delaware corporation ("Holdings"), Prospect Medical Group, Inc., a California professional corporation ("PMG"; and together with Holdings, each a "Borrower" and collectively, the "Borrowers"),

        (iii)  Prospect Medical Systems, Inc., a Delaware corporation ("PMS"), Sierra Medical Management, Inc., a Delaware corporation ("SMM"), Pinnacle Health Resources, a California corporation ("PHR"),

        (iv)  the following subsidiaries of PMG (each, a "PMG Subsidiary" and collectively, the "PMG Subsidiaries"): Sierra Primary Care Medical Group, A Medical Corporation, a California professional corporation, Santa Ana/Tustin Physicians Group, Inc., a California professional corporation, Pegasus Medical Group, Inc., a California professional corporation, Antelope Valley Medical Associates, Inc., a California professional corporation, Nuestra Familia Medical Group, Inc., a California professional corporation, Prospect Health Source Medical Group, Inc., a California professional corporation, Prospect Professional Care Medical Group, Inc., a California professional corporation, Prospect NWOC Medical Group, Inc., a California professional corporation, APAC Medical Group, Inc., a California professional corporation, StarCare Medical Group, Inc., a California professional corporation,

         (v)  such other entities as may hereafter become parties hereto by executing a joinder agreement, in form and substance satisfactory to Lender referenced below, making them a party to this Agreement, and

        (vi)  Residential Funding Corporation, a Delaware corporation ("Lender"),

with reference to the following facts:

        A.    PMG, PMG Subsidiaries and each other California professional medical corporation which hereafter becomes a party to this Agreement (collectively, with the PMG Credit Parties, the "Professional Corporations") is a professional service corporation within the meaning of the Moscone-Knox Professional Corporation Act of the State of California (the "Professional Corporation Act").

        B.    PMS, SMM, PHR and each other subsidiary of Holdings which hereafter becomes a party to this Agreement (collectively, with PMS, SMM and PHR, the "Management Companies") and the Professional Corporations have entered into those certain Management Services Agreements, all as more fully set forth on Schedule A attached hereto and incorporated herein by this reference (each such agreement, a "Management Agreement" and collectively, the "Management Agreements").

        C.    All of the issued and outstanding shares of the Professional Corporations are owned by either Terner, PMG (except with respect to Nuestra Familia Medical where only 55.02% is owned by PMG) or such other person or entity as may hereafter become a party to this Agreement, as indicated on Schedule B attached hereto and incorporated herein by this reference (each such Person, a "PC Shareholder") (all such shares collectively held by the PC Shareholders are referred to herein as the "Shares").

        D.    Holdings, Borrowers, PMS, SMM, PHR and the PMG Subsidiaries have entered into that certain Loan and Security Agreement (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), dated as of September 27,    , 2004, with Lender pursuant to and in accordance with which Lender shall extend credit to Borrowers. All initially capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

        E.    The PC Shareholders, the Management Companies and the Professional Corporations are parties to that certain Amended and Restated Assignable Option Agreement, all as more fully set forth on Schedule C, attached hereto and incorporated herein by this reference (the "Amended and Restated Option Agreement"). As used herein the term "Successor Physician" shall have the same meaning as in the Amended and Restated Option Agreement or, if such term is undefined in the Amended and Restated Option Agreement, shall mean the shareholder(s) designated to succeed to the ownership interest of any of the Shares upon the occurrence of certain succession events.

        F.     Each Professional Corporation is a member of an affiliated group of companies that includes Holdings and the Management Companies and the proceeds of the Loans to be advanced under the Loan Agreement will be used, in part, to enable Borrowers to make loans and/or transfers amongst themselves, the Management Companies and the Professional Corporations in connection with the operation of their respective businesses.

        G.    The PC Shareholders and the Professional Corporations will derive direct and substantial benefit from the execution of and performance under the Loan Agreement by Borrowers and from the Loans to be advanced thereunder.

        H.    The parties hereto desire to promote their mutual interest by imposing certain restrictions on the sale, transfer or other disposition of the Shares and by providing for certain disposition of the Shares upon the occurrence of an Event of Default under the Loan Agreement.

        NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto each represents, warrants, covenants and agrees as follows:

        1.     General Purpose; Construction. The purpose of this Agreement is to grant Lender certain rights to secure the performance and payment of sums due under the Loan Agreement and the other Loan Documents upon the occurrence of a Succession Event, as defined below, and to provide for the orderly management of the Professional Corporations in the event of a Succession Event. It is a further purpose of this Agreement to provide for the transfer of ownership of the Shares in accordance with the terms of this Agreement and the laws of the relevant jurisdictions and to provide for the orderly transition in the composition of the boards of directors upon the occurrence of a Succession Event. In connection therewith, it is the intent of the parties hereto, and each of the PC Shareholders and the Professional Corporations hereby covenant and agree that, notwithstanding the occurrence of a Succession Event:

          (a)   Existence. Each Professional Corporation shall maintain its existence as a professional medical service corporation (a "Medical Corporation") under the laws of its state of formation.

          (b)   Management Agreements. Each Professional Corporation shall continue to honor the Management Agreement to which it is a party; and

          (c)   Board of Directors. The board of directors of each Professional Corporation shall consist of employees of such Corporation or such other persons who are qualified hereunder and under the laws of the relevant jurisdictions to serve thereon.

        2.     Succession Events. As used herein, the term "Succession Event" shall mean the occurrence of any one or more of the following events:

          (a)   Default. The occurrence of an Event of Default under or as defined in the Loan Agreement; or

          (b)   Representations and Warranties. Any representation or warranty of any of the PC Shareholders or any Professional Corporation made under this Agreement or any statement or certificate at any time given pursuant hereto or in connection herewith shall be false, misleading or incomplete in any material respect when made; or

          (c)   Covenants. Failure by any PC Shareholder or any Professional Corporation to perform, keep or observe any covenant or provision of this Agreement and the same has not been cured to the Lender's satisfaction within ten (10) days after such Person shall become aware thereof, whether by written notice from Lender or otherwise; or

          (d)   Death, Dissolution or Disqualification. Any PC Shareholder which is a natural Person dies, or any PC Shareholder which is a legal entity dissolves or suspends or discontinues doing business, or any PC Shareholder is disqualified under the Professional Corporation Act or is no longer a Qualified Medical Professional (as hereinafter defined).

        3.     General Obligations of Shareholder. Each PC Shareholder and each Professional Corporation covenant and agree that, until the Termination Date, each PC Shareholder and each Professional Corporations, shall:

          (a)   Qualified Directors. Maintain for each of the Professional Corporations a board of directors of at least one (1) member (or such greater number as shall be required by the Professional Corporation Act of the applicable jurisdiction or other applicable laws) who shall be (i) duly licensed to practice in the medical industry in the applicable jurisdiction and designated as a licensed professional in accordance with the Professional Corporation Act of such jurisdiction, (ii) who are otherwise qualified hereunder and (iii) who are not legally disqualified (temporarily or permanently) under the Professional Corporation Act (a licensed person who is not legally disqualified is hereinafter referred to as a "Qualified Medical Professional");

          (b)   Board Members. Vote the Shares only to elect Qualified Medical Professionals as members of the boards of directors;

          (c)   No Transfer. Notwithstanding the terms of the Amended and Restated Assignable Option Agreement or any other assignable option agreements, not sell, transfer, pledge or otherwise hypothecate the Shares except as set forth herein;

          (d)   Compliance with Law. Cause all directors of each of the Professional Corporations to take all steps necessary to ensure that each Professional Corporation complies with all provisions of the Professional Corporation Act and remains in good standing as a medical corporation in the state of California.

        4.     Remedies. Upon the occurrence of a Succession Event, pursuant to Sections 2(a), 2(b)or 2(c) of this Agreement and the exercise by Lender under the Loan Agreement or any of the other Loan Documents, of any of the remedies provided for therein, or upon the occurrence of a Succession Event pursuant to Section 2(d) of this Agreement, the following shall occur:

          (a)   Shareholder Issues. As soon as reasonably practicable following written notice from Lender of the occurrence of a Succession Event and upon receipt of Lender's written demand therefor, the PC Shareholders, or their estate, as the case may be, shall sell the Shares to such person(s) as Lender shall, in its sole discretion, direct (the "New Shareholder(s)"). The total purchase price for the Shares for each Professional Corporation shall be $1,000.

          (b)   Director Issues. As soon as reasonably practicable following the notice specified in Section 4(a) and the sale and purchase of the Shares as set forth in Section 4(a), the New Shareholder(s) shall remove any existing members of the boards of directors, in accordance with the provisions of the by-laws of the Professional Corporations and any relevant laws, and fill the vacancies on the boards of directors by electing the New Shareholder(s) as the only director(s) of each of the Professional Corporations to the extent permitted by applicable law. In addition, as soon as reasonably practicable following the notice specified in Section 4(a) and the sale and purchase of the Shares as set forth in Section 4(a), to the extent any PC Shareholder is a member of any of the boards of directors of any of the Professional Corporations, such PC Shareholders shall resign.

        5.     Term; Amendment to Charter or Bylaws. This Agreement shall be in full force and effect for so long as the Loan Agreement has not been terminated until the Termination Date. Each PC Shareholder agrees that he or it will not authorize the issuance of any additional Shares or amend the charter or bylaws of the Professional Corporations in any manner adverse to the purposes set forth herein so long as this Agreement is in effect.

        6.     Community Property Interest. Terner and each other PC Shareholder who is an individual shall cause his/her spouse to execute an Acknowledgement and Consent, substantially in the form of Exhibit A attached hereto, signifying such spouse's consent to this Agreement and such spouse's agreement that any rights that such spouse may have, as a result of a community property or other interest in the Shares, shall be subject to the provisions of this Agreement. It is intended by this Agreement that Terner and each other PC Shareholder who is an individual shall subject his or her entire interest in the Shares to the terms of this Agreement, irrespective of any community property or other interest of his spouse.

        7.     Reaffirmation of Security Interest. In order to further secure the timely performance of the obligations of the PC Shareholders owing to Lender hereunder and under the Loan Documents to which such PC Shareholder is a party, each PC Shareholder hereby reaffirms the grant of a security interest in all of the Shares it owns to Lender. Pursuant to the Pledge Agreement to which such PC Shareholders is a party, such security interest shall attach to all now existing and hereafter acquired Shares without further action required on the part of Lender or any PC Shareholder.

        8.     Indemnification.

          (a)   Lender Indemnification. The PC Shareholders (other than Terner), Holdings, the Management Companies and the Professional Corporations, jointly and severally, shall indemnify and defend Lender against any and all claims, expenses, liabilities and losses, including reasonable attorneys' fees, incurred or suffered by Lender by reason of the exercise or failure to exercise any rights of Lender under this Agreement, excluding only such claims, expenses, liabilities and losses arising solely from the gross negligence or willful misconduct of Lender. Terner shall indemnify and defend Lender against any and all claims, expenses, liabilities and losses, including reasonable attorneys' fees, incurred or suffered by Lender by reason of the exercise or failure to exercise any rights of Lender under this Agreement caused by any act or omission of Terner, excluding only such claims, expenses, liabilities and losses arising solely from the gross negligence or willful misconduct of Lender.

          (b)   Survival. The obligations of the parties under this Section 13 will survive the termination of this Agreement.

        9.     Further Agreements and Representations and Warranties.

          (a)   Party to Agreement. The PC Shareholders, or their estate, as the case may be, Holdings, the Management Companies and each of the Professional Corporations hereby agree that they shall cause any New Shareholder and any Successor Shareholder to become a party to this Agreement upon and as a condition to becoming a New Shareholder or a Successor Shareholder and agree that each such New Shareholder or Successor Shareholder shall be, and the PC Shareholders, and each of the Professional Corporations shall cause them to be, bound by the terms hereof with the same obligations and liabilities as the PC Shareholders. The parties hereto agree that any shares of any of the Professional Corporations acquired by any party hereto, any New Shareholder, any Successor Shareholder shall be or become Shares hereunder and the PC Shareholders, the Management Companies, Holdings and the Professional Corporations shall cause such Shares to be delivered to Lender in accordance with the terms hereof.

          (b)   Transfer of Shares. During the term of this Agreement no New Shareholder or Successor Shareholder shall sell, transfer, pledge or otherwise hypothecate the shares of any Professional Corporation which such New Shareholder or Successor Shareholder owns except to Lender. Each PC Shareholder, New Shareholder, Successor Shareholder and Professional Corporation shall ensure that all such shares of stock are marked with a restrictive legend with respect thereto.

          (c)   Compliance. Each Professional Corporation shall, and each PC Shareholder, New Shareholder and Successor Shareholder agrees to cause each Professional Corporations to, comply with all provisions of the Professional Corporation Act and remain in good standing as a professional medical service corporation in the State of California.

          (d)   Other Credit Succession Agreements. Each PC Shareholder, each Management Company and each Professional Company represent and warrant that all credit succession agreements to which one or more of the foregoing Persons are parties with Comerica Bank (f/k/a Imperial Bank) have been terminated and are no longer in force or effect.

          (e)   Termination of Other Assignable Option Agreements. Each PC Shareholder, each Management Company and each Professional Company hereby agree that all assignable option agreements other than the Amended and Restated Option Agreement to which one or more of the foregoing Persons are parties are hereby terminated and are no longer in force or effect.

        10.   Copy of Agreement. Each of the Professional Corporations shall keep a copy of this Agreement on file in the principal business office of such Professional Corporation.

        11.   Primacy of Agreement. Each of the parties hereto acknowledge and agree that upon the occurrence of a Succession Event, this Agreement and the provisions hereof shall supersede the Amended and Restated Option Agreement and any other assignable option agreement with respect to the subject matter hereof. Upon the occurrence of a Succession Event, in the case of any conflict or inconsistency between this Agreement and the Amended and Restated Option Agreement or any other assignable option agreement, this Agreement shall control.

        12.   Specific Performance. The PC Shareholders and the Professional Corporations agree that a breach of any covenants contained in this Agreement will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, each agrees that each and every covenant contained in this Agreement shall be specifically enforceable against each of them, and each hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

        13.   Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given on the date of service if personally served on the party to whom notice is to be given, which in the case of the Professional Corporations shall be the Professional Corporation specified in this Section 15, or on the third day after mailing if deposited in the United

States mail to the party to whom notice is to be given, certified, postage prepaid, return receipt requested, and properly addressed as follows:

the PC Shareholders:
Jacob Y. Terner, M.D. 6083 Bristol Parkway, Suite 100 Culver City, CA 90230
Professional Corporations:
c/o Prospect Medical Group 6083 Bristol Parkway, Suite 100 Culver City, CA 90230 Attn: Jacob Y. Terner, M.D.
Lender:
GMAC-RFC Health Capital 4650 SW Macadam Avenue Suite 240 Portland, OR 97239 Attn: Erin Fairbairn
with a copy to:
GMAC-RFC Health Capital 8400 Normandale Lake Blvd. Suite 250 Minneapolis, MN 55437 Attn: Laura Mollet

        Any party hereto may change its address for the purpose of receiving notices, requests, demands and other communications as herein provided by a written notice given in the manner set forth above to the other parties hereto; provided, however, that only one Professional Corporation shall at any time be designated to receive notice for and on behalf of all the Professional Corporations, and only one PC Shareholder shall at any time be designated to receive notice for and on behalf of all PC Shareholders.

        14.   Attorneys' Fees. Should any parties hereto institute any action or proceeding at law, in equity or in arbitration to enforce any provision of this Agreement, including an action for declaratory relief or for damages by reason of an alleged breach of any provision of this Agreement or otherwise in connection with this Agreement or any provision hereof, the prevailing party shall be entitled to recover from the losing party such prevailing party's reasonable attorneys' fees and costs in such action or proceeding.

        15.   Miscellaneous.

          (a)   Entire Agreement. This Agreement and the other Loan Documents constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and any and all prior agreements, understandings or representations with respect to such subject matter are hereby terminated and canceled in their entirety and are of no further force or effect.

          (b)   Severability. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and whenever there is any conflict between any provision contained herein and any present or future constitution, statute, law, ordinance, rule or regulation, the latter shall prevail; provided, however, that the provision of this Agreement which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

          (c)   Further Assurances. Each of the parties hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of its obligations hereunder to carry out the intent of the parties hereto.

          (d)   Modifications or Amendments. No amendment, change or modification of this Agreement shall be valid, unless in writing and signed by all of the parties hereto.

          (e)   No Waiver; Amendments. No failure on the part of Lender to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          (f)    Joint and Several Liability. The PC Shareholders, Holdings, the Management Companies and the Professional Corporations each agree that the liability hereunder shall be the immediate, direct, and primary obligation of such Person and shall not be contingent upon Lender's exercise or enforcement of any remedy it may have against any of them or against any other Person, or against the Collateral or any other security for the Obligations. Without limiting the generality of the foregoing, this Agreement shall remain in full force and effect without regard to and shall not be impaired or affected by, nor shall the PC Shareholders, Holdings, the Management Companies, or the Professional Corporations be exonerated or discharged by, any of the following events:

              (i)  Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of any of them or any other guarantor of the Obligations;

             (ii)  Any limitation, discharge, or cessation of the liability of any of them or any other guarantor for the Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of the documents evidencing the Obligations or any other guaranty thereof or any other security agreement or pledge agreement related thereto;

            (iii)  Any merger, acquisition, consolidation or change in structure of any of them or any other guarantor of the Obligations or any sale, lease, transfer or other disposition of any or all of the assets or shares of any of them or any other guarantor of the Obligations;

            (iv)  Any assignment or other transfer, in whole or in part, of Lender's interests in and rights under this Agreement, the Loan Agreement or any of the other Loan Documents, including, without limitation, Lender's right to receive payment of the Obligations or any assignment or other transfer, in whole or in part, of Lender's interests in and to the Collateral or any other collateral securing the Obligations;

             (v)  Any claim, defense, counterclaim or setoff, other than that of prior performance, that the PC Shareholders, the Professional Corporations, Holdings, any of the Management Companies or any guarantor of the Obligations may have or assert, including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Obligations, the Collateral, or any other collateral securing the Obligations;

            (vi)  Lender's amendment, modification, renewal, extension, cancellation or surrender, of any agreement, document or instrument relating to the Loan Agreement, this Agreement, the Obligations the Collateral or any other collateral securing the Obligations, or Lender's exchange, release, or waiver of any Collateral or of any other collateral securing the Obligations;

           (vii)  Lender's exercise or nonexercise of any power, right or remedy with respect to the Obligations, the Collateral or any other collateral securing the Obligations, including, but not limited to, Lender's compromise, release, settlement or waiver with any of the PC Shareholders, any of the Management Companies, the Professional Corporations, or of Holdings, any guarantor or any other Person;

          (viii)  Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Obligations, the Collateral or any other collateral securing the Obligations; or

            (ix)  Any impairment or invalidity of the Collateral or any other collateral securing the Obligations or any failure to perfect any of Lender's Liens thereon or therein.

          (g)   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

          (h)   Number and Gender. In this Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the other, whenever the context so requires.

          (i)    Captions. The section and other headings contained in this Agreement are for reference only and shall not in any way limit or amplify the terms and provisions hereof, nor affect the meaning or interpretation of this Agreement.

          (j)    Continued Tenure. The parties hereto acknowledge that nothing contained in this Agreement shall be deemed a guarantee of any New Shareholder's or any Successor Shareholder's continued tenure on the board of directors of any of the Professional Corporations.

          (k)   Assignment. This Agreement may not be assigned by any PC Shareholders, any of the Professional Corporations, any New Shareholder, any Successor Shareholder, any of the Management Companies or Holdings without the prior written consent of Lender. Subject to the foregoing, this Agreement will inure to the benefit of the parties and will be binding upon their respective successors, executors, administrators, heirs and assigns.

          (l)    Governing Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

        EACH PARTY HERETO WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF CALIFORNIA AND OF THE FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CITY OF LOS ANGELES, CALIFORNIA IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ANY SUCH LITIGATION, EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE ON SUCH PARTY BY CERTIFIED U.S. FIRST CLASS MAIL, AND OTHERWISE IN ACCORDANCE WITH APPLICABLE LAWS, POSTAGE PREPAID, ADDRESSED TO THE PARTY AT THE ADDRESS SPECIFIED IN SECTION 14.1 OF THE LOAN AGREEMENT. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO OBTAIN THE ADVICE OF EXPERIENCED COUNSEL OF ITS OWN CHOOSING IN CONNECTION WITH THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT AND TO OBTAIN ADVICE OF SUCH COUNSEL WITH RESPECT TO ALL MATTERS CONTAINED HEREIN, INCLUDING ANY PROVISIONS REGARDING WAIVER OF TRIAL BY JURY.

        [Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

JACOB Y. TERNER
/s/ JACOB Y. TERNER, M.D. Jacob Y. Terner, individually
LENDER:
RESIDENTIAL FUNDING CORPORATION
By:	/s/ ANGELA D. BROWN
Name:	Angela D. Brown
Title:	Sr. Vice President
BORROWERS:
PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
PROSPECT MEDICAL GROUP, INC., a California professional corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer

PMS:
PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
SMM:
SIERRA MEDICAL MANAGEMENT, INC., a Delaware corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
PHR:
PINNACLE HEALTH RESOURCES, a California corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
PMG SUBSIDIARIES:
NUESTRA FAMILIA MEDICAL GROUP, INC., a California professional corporation
By:	/s/ R. STEWART KAHN
Name:	R. Stewart Kahn
Title:	Vice President

SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION, a California professional corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
SANTA ANA/TUSTIN PHYSICIANS GROUP, INC., a California professional corporation
PEGASUS MEDICAL GROUP, INC., a California professional corporation
ANTELOPE VALLEY MEDICAL ASSOCIATES, INC., a California professional corporation
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC., a California professional corporation
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC., a California professional corporation
PROSPECT NWOC MEDICAL GROUP, INC., a California professional corporation
APAC MEDICAL GROUP, INC., a California professional corporation
STARCARE MEDICAL GROUP, INC., a California professional corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer

SPOUSAL JOINDER AND CONSENT

        I am the spouse of Jacob Y. Terner, M.D., a shareholder (the "Shareholder") of Prospect Medical Group, Inc., a California professional medical corporation ("PMG"). To the extent that I have any interest in any of the Shares (as that term is defined in the Credit Succession Agreement (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Succession Agreement"), entered into as of September 27,    , 2004, by and among Shareholder, Prospect Medical Holdings, Inc., a Delaware corporation ("Holdings"), PMG (PMG and Holdings, collectively, the "Borrowers" and each a "Borrower"), Prospect Medical Systems, Inc., a Delaware corporation ("PMS"), Sierra Medical Management, Inc., a Delaware corporation ("SMM"), Pinnacle Health Resources, a California corporation ("PHR"), and the following subsidiaries of Professional Corporation (each, a "PMG Subsidiary" and collectively, the "PMG Subsidiaries"): Sierra Primary Care Medical Group, A Medical Corporation, a California professional corporation, Santa Ana/Tustin Physicians Group, Inc., a California professional corporation, Pegasus Medical Group, Inc., a California professional corporation, Antelope Valley Medical Associates, Inc., a California professional corporation, Nuestra Familia Medical Group, Inc., a California professional corporation, Prospect Health Source Medical Group, Inc., a California professional corporation, Prospect Professional Care Medical Group, Inc., a California professional corporation, Prospect NWOC Medical Group, Inc., a California professional corporation, APAC Medical Group, Inc., a California professional corporation, StarCare Medical Group, Inc., a California professional corporation, I hereby join in the Credit Succession Agreement and agree to be bound by its terms and conditions to the same extent as my spouse. I have read the Credit Succession Agreement, understand its terms and conditions, and to the extent that I have felt it necessary, have retained independent legal counsel to advise me concerning the legal effect of the Credit Succession Agreement and this Spousal Joinder and Consent.

        I understand and acknowledge that Lender is significantly relying on the validity and accuracy of this Spousal Joinder and Consent in entering into the Credit Succession Agreement.

        Executed this    day of September, 2004.

Signature:	/s/ SANDRA W. TERNER

        Printed or Typed Name: Sandra W. Terner

[Signature Page to Spousal Joinder and Consent to Credit Succession Agreement]

SCHEDULE A

1.
Amended and Restated Management Services Agreement, made as of September 15, 1998 and deemed to have been effective as of June 4, 1996, between Prospect Medical Systems, Inc. and Prospect Medical Group, Inc.

a.
Amendment to Management Services Agreement, made as of October 1, 1998, between Prospect Medical Systems, Inc. and Prospect Medical Group, Inc.

2.
Management Agreement dated as of January 1, 2003 between Pinnacle Health Resources and StarCare Medical Group, Inc., dba Gateway Medical Group, Inc.

a.
Amendment to Management Agreement effective February 1, 2004, between Pinnacle Health Resources and StarCare Medical Group, Inc., dba Gateway Medical Group, Inc.

3.
Management Agreement dated as of January 1, 2003 between Pinnacle Health Resources and APAC Medical Group, Inc., dba Gateway Physicians Medical Associates, Inc.

a.
Amendment to Management Agreement effective February 1, 2004, between Pinnacle Health Resources and APAC Medical Group, Inc., dba Gateway Physicians Medical Associates, Inc.

4.
Management Services Agreement, made as of August 1, 1999, between Prospect Medical Systems, Inc. and Nuestra Familia Medical Group

5.
Management Services Agreement, made as of July 1, 1999, between Prospect Medical Systems, Inc. and AMVI/Prospect Medical Group

6.
Management Services Agreement dated as of January 1, 2001 between Prospect Medical Systems, Inc. and Prospect Health Source Medical Group, Inc.

a.
Amendment to Management Services Agreement dated as of November 1, 2002 between Prospect Medical Systems, Inc. and Prospect Health Source Medical Group, Inc.

7.
Management Services Agreement dated as of October 1, 2003, by and between Prospect Medical Systems, Inc. and Prospect Professional Care Medical Group, Inc.

8.
Management Services Agreement dated as of March 1, 2004 by and between Prospect Medical Systems, Inc. and Prospect NWOC Medical Group, Inc.

9.
Second Amended and Restated Management Services Agreement, made as of September 15, 1998 and deemed to have been effective as of September 25, 1997, between Sierra Medical Management, Inc. and Sierra Primary Care Medical Group, Inc.

a.
Amendment to Management Services Agreement, made as of October 1, 1998, between Sierra Medical Management, Inc. and Sierra Primary Care Medical Group, Inc.

10.
Amended and Restated Management Services Agreement, made as of September 15, 1998 and deemed to have been effective as of October 31, 1997, by and between Sierra Medical Management, Inc. and Pegasus Medical Group, Inc.

a.
Amendment to Management Services Agreement made as of October 1, 1998, by and between Sierra Medical Management, Inc. and Pegasus Medical Group, Inc.

11.
Management Services Agreement effective as of May 19, 2003 between Sierra Medical Management, Inc., and Antelope Valley Medical Associates, Inc.

12.
Management Services Agreement dated as of July 14, 1997 between Prospect Medical Systems, Inc., and Santa Ana/Tustin Physicians Group Inc.

SCHEDULE B

Credit Party	Name of Shareholder
Prospect Medical Systems, Inc.	Prospect Medical Holdings, Inc.
Sierra Medical Management, Inc.	Prospect Medical Holdings, Inc.
Pinnacle Health Resources	Prospect Medical Systems, Inc.
Prospect Medical Group, Inc.	Jacob Y. Terner, M.D.
Sierra Primary Care Medical Group, A Medical Corporation	Prospect Medical Group, Inc.
Santa Ana/Tustin Physicians Group, Inc.	Prospect Medical Group, Inc.
Pegasus Medical Group, Inc.	Prospect Medical Group, Inc.
Antelope Valley Medical Associates, Inc.	Prospect Medical Group, Inc.
Prospect Health Source Medical Group, Inc.	Prospect Medical Group, Inc.
Prospect Professional Care Medical Group, Inc.	Prospect Medical Group, Inc.
Prospect NWOC Medical Group, Inc.	Prospect Medical Group, Inc.
APAC Medical Group, Inc.	Prospect Medical Group, Inc.
StarCare Medical Group, Inc.	Prospect Medical Group, Inc.
Nuestra Familia Medical Group, Inc.	Prospect Medical Group, Inc. as to 55.02% and several individual physicians as to the remaining ownership*

SCHEDULE C

        Amended and Restated Assignable Option Agreement dated as of September 27, 2004 by and among Prospect Medical Systems, Inc., Prospect Medical Group, Inc., and Jacob Y. Terner, M.D.

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  Exhibit 10.210
CREDIT SUCCESSION AGREEMENT
SPOUSAL JOINDER AND CONSENT
SCHEDULE A
SCHEDULE B
SCHEDULE C